Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	63,059.89
Total Transaction Valuation	411,886,943.52
Total Offset Amount	0.00
Net Fee	$ 63,059.89